File Nos. 333-21311 and 811-08049

As filed with the Securities and Exchange Commission on January 28, 2014

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 26

AND

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 28

RENAISSANCE CAPITAL GREENWICH FUNDS

(Exact Name of Registrant as Specified in Charter)

165 Mason Street

Greenwich, Connecticut 06830

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 622-2978

Linda R. Killian, C.F.A.

165 Mason Street

Greenwich, Connecticut 06830

(Name and Address of Agent for Service)

Copy to:

Thomas R. Westle, Esq.

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:

    [   ] immediately upon filing pursuant to paragraph (b)

     [X] on January 28, 2014 pursuant to paragraph (b)

    [   ] 60 days after filing pursuant to paragraph (a)(1)

    [   ] on, pursuant to paragraph (a)(1)

    [   ] 75 days after filing pursuant to paragraph (a)(2)

    [   ] on (date) pursuant to paragraph (a) (2), of rule 485 (b)

THE GLOBAL IPO FUND

A SERIES OF RENAISSANCE CAPITAL GREENWICH FUNDS

Symbol: IPOSX

Prospectus

January 31, 2014

The GLOBAL IPO FUND

17605 Wright Street, Suite 2

Omaha, NE 68130

1-888-IPO-FUND

www.renaissancecapital.com

This Prospectus provides important information about the Global IPO Fund that you should know before investing.  Please read it carefully and keep it for future reference.  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	3
Investment Objective	3
Fund Fees and Expenses	3
Portfolio Turnover	4
Principal Strategies	4
Principal Risks	4
Performance	7
Investment Adviser	8
Portfolio Manager	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Investment Objective, Principal Investment Strategies and Risks	8
Non-Principal Investment Strategies And Risks	10
Management of the Fund	12
Shareholder Information	12
Investing in the Fund	13
Redeeming Fund Shares	16
Transactions Through www.renaissancecapital.com	18
Dividends and Capital Gain Distributions	19
Frequent Purchases and Redemptions of Fund Shares	18
Tax Consequences	19
Distribution Arrangements	21
Financial Highlights Information	21
An Important Message About Our Privacy Policy	23
Additional Information	25

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FUND SUMMARY

INVESTMENT OBJECTIVE

The Global IPO Fund (the “ Fund”), a series of the Renaissance Capital Greenwich Funds (the “Trust”), seeks capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.72%
Acquired Fund Fees and Expenses [1]	0.01%
Total Annual Fund Operating Expenses	3.48%
Fee Waiver and/or Expense Reimbursement [2]	(0.98)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.50%

(1)  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  Pursuant to an Expense Limitation Agreement and Advisory Fee Waiver Agreement (the “Expense Agreement”), the Fund's Adviser has contractually agreed to waive or limit its management fees and to reimburse expenses, exclusive of any redemption fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation, such that the total annual operating expenses for the Fund do not exceed 2.49% of annual average daily net assets.  The Expense Agreement remains in effect until January 31, 2015, subject to recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.  The Agreement may be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return for each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$253	$977	$1,724	$3,692

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, will affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 142% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of the common stocks, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITS”) and master limited partnerships (“MLPs ”) (together “securities ”), without regard to their market capitalization, of newly listed initial public offerings of domestic and foreign companies (“IPOs”) that trade on a U.S. exchange. Securities may be purchased at the time of the offering or in post-IPO trading.  More recently, a larger percentage of IPOs are in information technology companies which may, from time to time represent the largest sector in the Fund.

The Adviser uses its pre-IPO fundamental analysis and global IPO market analytics to select securities for the portfolio.    The Fund will purchase IPOs at the time of their initial offering and, thereafter, in post-IPO trading.  Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading.  The Fund will limit post-IPO investments to those IPOs that have the following characteristics: (i) limited research; (ii) unseasoned trading, i.e., generally less than a three year trading history; (iii) limited float; (iv) limited public ownership; (v) limited operating history; (vi) are relatively unknown in the U.S. or foreign capital markets and (vii) are under represented in core equity benchmark indices. These characteristics distinguish these companies from established companies that trade in the broader stock market.

Securities may be held in the portfolio as long as they have the characteristics set forth above. Generally, securities may be held in the portfolio for up to three years after their initial offering.  The Fund is not required to sell a security that qualified as an IPO at the time it was purchased after the end of the three year period, and these IPO securities will continue to be included in the 80% basket for purposes of complying with Rule 35(d)(1) of the 1940 Act.

The Fund will invest without limitation in the securities of foreign issuers; specifically ADRS that represent  a specified number of shares in a foreign stock and trade on a U.S. national securities exchange.  ADRs are economically tied to investing in countries outside of the U.S. Foreign investments involve certain risks not generally associated with investments in securities of U.S. issuers.  The Fund also may lend securities to broker-dealers, banks and other institutions.

The Fund also may purchase and sell portfolio securities without regard to the length of time held when, in the opinion of the Adviser investment considerations warrant such action, which may have the effect of increasing the Fund’s portfolio turnover rate in excess of 100%.

PRINCIPAL RISKS

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses.  An investment in the Fund involves a substantial degree of risk.  Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in IPOs.  The Fund invests in IPOs at the time of the initial offering and in post-IPO trading.  The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage.  IPOs are thus often subject to extreme price volatility and speculative trading.  Due to limited shares available on the IPO, the Fund purchases most of

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its holdings in post-IPO trading.  These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund.  The price of stocks included in the Fund may not continue to appreciate.  In addition, IPOs share similar illiquidity risks of private equity and venture capital.  The free float shares held by the public in an IPO are typically a small percentage of the market capitalization.  The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Information Technology Risk.  Information technology companies frequently represent the largest sector in the Fund.  Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Small and Mid-Capitalization Company Risk.  The Fund invests in small and mid-capitalization companies.  Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.  Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Depositary Receipt Risk.  The Fund may hold the securities of non-U.S. companies in the form of ADRs.  ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange.  Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights.  The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.  The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar.  As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio.  In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

REIT Risk.  Investments in securities of real estate companies involve risks.  These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.  In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.  The value of a REIT can depend on the structure of and cash flow generated by the REIT.  In addition, like

5

mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders.  As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.  In addition, REITs are subject to certain provisions under federal tax law.  The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Master Limited Partnership (“MLPs”) Risk.  Investments in securities of MLPs involve risks that differ from an investment in common stock.  Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of MLPs.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Non-U.S. Issuer Risk.  Certain companies in which the Fund may invest may be non-U.S. issuers..  These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

Equity Securities Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests.  Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments.  In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk.  The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value.  An investment in the Fund may lose money.

Securities Lending Risk.  The Fund may engage in securities lending.  Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all.  The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral.  These events could also trigger adverse tax consequences for the Fund.

Portfolio Turnover Risk.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.  These costs, which are not reflected in annual fund operating expenses or in the Example, will affect the Fund's performance.

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PERFORMANCE

The bar chart that follows shows how the Fund’s performance has varied from year to year. The table below the bar chart shows the  Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the performance of the  Fund over time to the performance of a broad-based market index and two supplemental indices. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Global IPO Fund’s Best Quarter	1 st Quarter 2012	20.72%
Global IPO Fund’s Worst Quarter	3 rd Quarter 2011	-25.81%

 Global IPO Fund Average Annual Total Returns

for periods ended December 31, 2013:

	One-Year	Five-Year	Ten Year
Return Before Taxes	51.74%	10.88%	4.42%
Return After Taxes on Distributions(1)	51.74%	10.88%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares(1)	29.29%	8.66%	3.51%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	7.88%
FTSE Renaissance US IPO Capped Index (reflects no deduction for fees, expenses or taxes) (2)	50.09%	21.4%	28.8%
FTSE Renaissance Global IPO Capped Index (reflects no deduction for fees expense or taxes) (2)	30.12%	21.3%	N/A

(1)

After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Returns are based on total return index values.

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INVESTMENT ADVISER

Renaissance Capital, LLC (“Renaissance Capital” or the “Adviser”) is the Fund’s investment adviser.

PORTFOLIO MANAGER

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Linda R. Killian	Portfolio Manager	1997
William K. Smith	Head Trader	1997

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in the Fund is $5,000 for regular accounts and $2,500 for retirement accounts, and $1,000 when establishing an automatic investment plan.  Additional investments are $100. You may purchase and redeem Shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

TAX INFORMATION

Dividends from net investment income and net realized capital gains when received from the Fund will automatically be reinvested in full and fractional Shares of the Fund and will be calculated to the nearest 1000th of a share. Any dividends and capital gain distributions that you receive in the form of Fund Shares are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).   Dividends and capital gains on Fund shares invested in a tax-deferred account will be taxed when withdrawn from the tax-deferred account.   No ordinary income or capital gain distributions will be paid to shareholders in cash.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective.  The Fund seeks capital appreciation. The Fund's investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Independent IPO Research and Analysis.   The Adviser uses its pre-IPO fundamental research and global IPO market analytics in selecting securities for the Fund’s portfolio.  This research is used to track IPOs and to analyze the business, fundamentals, financial results, governance issues and proposed valuation of the IPO.  The Adviser employs proprietary statistical information on IPO performance trends, number of pending IPOs, industry sectors, and valuation trends to determine the overall tone of market activity. Other information sources used by the Adviser may include the IPO’s offering document, discussions and meetings with management, periodic corporate financial reports, press releases, general economic and industry data supplied by government agencies and trade associations, and research reports prepared by

8

broker/dealers and other independent research firms.   From time to time the Adviser publishes investment ratings on publicly-traded securities.  In the event that the Fund’s portfolio manager obtains information about such investment ratings prior to the ratings being disseminated to the public, such portfolio manager will be restricted from trading in that specific security.

Special Risks of IPOs.   The Fund invests in IPOs at the time of the offering and in post-IPO trading.  The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage.  IPOs are thus often subject to extreme price volatility and speculative trading.  Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading.  These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund.  The price of stocks included in the Fund may not continue to appreciate. and the performance of these stocks may not replicate the performance exhibited in the past.  In addition, IPOs share similar illiquidity risks of private equity and venture capital.  The free float shares held by the public in an IPO are typically a small percentage of the market capitalization.  The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Investment in Foreign IPOs ..   The Fund may invest up to 100% of its assets, measured at the time of investment, in securities of foreign issuers directly or through ADRs.  As a result, the Fund is not limited in the amount of assets it may invest in such foreign securities, provided that it invests in such securities in a minimum of three countries.

Foreign Securities in which the Fund may invest include direct investments in securities of foreign issuers and depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities and will invest in such securities in a minimum of three countries. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).

The Fund may purchase ADRs, international depository receipts (“IDRs”) and Global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign

9

securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, IDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Risks of Investing in Foreign IPOs.   Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries.

Risks of Investing in Emerging Markets.  Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The following provides a brief description of some additional types of securities in which the Fund may invest, including certain transactions which it may enter into and techniques which it may utilize without shareholder approval unless a policy is expressly deemed to be changeable only by shareholder vote.

Short Selling.  The Fund may from time to time sell securities short.  A short sale is a transaction in which the Fund sells borrowed securities in anticipation of a decline in the market price of the securities.  The Fund may make a profit or incur a loss depending on whether the market price of the security decreases or

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increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  All short sales must be fully collateralized.

Risks of Short Selling.   A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, a Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Other Hedging Strategies.   The Fund may also make use of certain hedging techniques, such as investing in put and call options and futures.   The Fund may invest in derivatives, such as futures and puts and calls options, which will subject the Fund to additional risks, including increased volatility and a disproportionate impact on the Fund’s performance. The Fund also may invest in illiquid and restricted securities, convertible securities, and repurchase agreements, and may sell securities short and engage in securities lending.  The Fund may also borrow money to purchase securities, which is a form of leverage.  Each of these investment techniques involves additional risks, which are described in detail in the Statement of Additional Information (“SAI”).

Temporary Defensive Investing.   When Renaissance Capital deems market or economic conditions to be unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash or high quality money market instruments, such as short-term U.S. government obligations, commercial paper, or repurchase agreements, seeking to protect its assets until conditions stabilize. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Mutual Fund Risks.   As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective or that it will perform as it has in the past.  You may lose money if you

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invest in the Fund.  Accordingly, you should consider the risks described herein, as well as the risks described in the SAI, before you decide to invest in the Fund.

In general, mutual funds are subject to two common risks:   Market risk is the risk that the market value of a security will go up or down, sometimes rapidly or unpredictably, depending on the supply and demand for the type of security.  These fluctuations may cause a security to be worth more or less than the price the Fund originally paid for it.  Market risk applies to individual securities, industries, sectors of the economy, and the entire market and is common to all investments.   Manager risk is the risk that the Fund’s portfolio managers may use a strategy that does not produce the intended result.  Manager risk also refers to the possibility that the portfolio manager’s strategy may not achieve the Fund’s investment objective.

MANAGEMENT OF THE FUND

Investment Adviser.  Renaissance Capital is located at 165 Mason Street, Greenwich, CT, 06830.  Renaissance Capital serves as the investment adviser pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”), which provides that the Adviser will furnish continuous investment advisory services and management to the Fund, subject to the overall authority of the Fund’s Board of Trustees.

The Adviser specializes in tracking and researching IPOs and has been providing its proprietary research and analysis, primarily to institutional investors, since 1992.  The Adviser is internationally recognized as a leading provider of research on initial public offerings.  In addition to the Fund, the Adviser provides IPO-focused investment management services for the Renaissance IPO ETF (“IPO ETF”) and separately managed institutional accounts.  The Adviser also designs and maintains IPO Indexes that benchmark IPO activity and performance for use in structured investment products.

The Adviser supervises and manages the investment portfolio of the Fund and directs the day-to-day management of the Fund’s investment portfolio. For its services, the Adviser will receive an annual fee of 1.50% on the average daily net assets of the Fund.  The Adviser may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund.  In the event it should do so, such fee deferrals and expense absorptions are subject to later recoupment for a period of three years.  Currently there is a contractual waiver in effect through January 31, 2015, which limits the Fund’s total annual operating expenses to 2.49% excluding expenses with respect to dividends on short sales and acquired fund fees and expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of the Fund is available in the Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2014.

Portfolio Manager.  The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Linda R. Killian and William K. Smith.  Ms. Killian is a co-founder and officer of the Adviser and has been with the Adviser since 1992.  Ms. Killian also serves as a portfolio manager for the IPO ETF advised by the Adviser.  Mr. Smith is a co-founder and officer of the Adviser and has been with the Adviser since 1991.  Mr. Smith also serves as head trader for the IPO ETF advised by the

12

Adviser.  See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

The Fund’s Statement of Additional Information provides information about Ms. Killian’s and Mr. Smith’s compensation structure, other accounts managed and ownership interest in the Fund.

SHAREHOLDER INFORMATION

Net Asset Value.  The price of the Fund shares is based on the net asset value (“NAV”) for the Fund is determined as of the end of regular trading hours on the New York Stock Exchange  (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open.  The NAV per share is determined by dividing the market value of the Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the  Fund’s shares outstanding.  The New York Stock Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In calculating NAV, portfolio securities are valued at the last current sales price on the market where the security is normally traded, unless that price is not representative of market values. This could be the case, for example, if, after the close of the market, an event took place that had a major impact on the price of the Fund’s securities.

The Fund may, from time to time, purchase securities for which market quotations are not readily available. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith, and pursuant to procedures adopted by the Board of Trustees.  These procedures consider, among others, the following factors to determine a security’s fair value:  market prices for the security or securities deemed comparable; dealer valuations of the security or securities deemed comparable; and determinations of value by one or more pricing services for the security or securities deemed comparable.

The Adviser is charged with the responsibility of identifying each such security and advising the Chairperson of the Board promptly of a security identification.  The Adviser shall determine the methodology for valuing the security, including the information and sources of information that shall be used to value the security. The Adviser shall gather such information and calculate the value of the security based on the gathered information.  The valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered.

The Fund’s NAV per share is available on the NASDAQ under the symbol IPOSX.

Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of the securities held in the Fund’s portfolio is available in the SAI.  Shareholders may request portfolio holdings schedules at no charge by calling 1-888-IPO-FUND.

INVESTING IN THE FUND

Shares of the Fund may be purchased directly from the Fund, or through an account maintained with a securities broker or other financial institution.  Investors may be charged a fee if they effect transactions through a securities broker or agent.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash will be accepted. A $25 fee may be charged against an investor’s account for any payment check returned to the

13

Transfer Agent for insufficient funds, stop payment, closed account or other reasons.  The investor will also be responsible for any losses suffered by the Fund as a result.  The Fund reserves the right to reject any purchase order for Fund shares. No share certificates will be issued.

The minimum purchase requirements, which may be waived in certain circumstances, are $5,000 for regular accounts, $2,500 for IRAs, and $1,000 when establishing an automatic investment plan. Additional investments are $100.  Questions about the Fund can be answered by calling toll-free 1-888-476-3863.

Procedure for Purchasing Fund Shares

	To Open an Account:	To Add to an Account:
By Mail:

Complete and sign the New Account Application or IRA Application. Make sure the check is payable to the Global IPO Fund and mail to:

via Regular Mail:

The Global IPO Fund

c/o Gemini Fund Services, LLC

PO Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

The Global IPO Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Complete the investment slip included with your account statement and write your account number on your check made payable to the Global IPO Fund, and mail to the address to the left. If you don’t have an investment slip, put the account name and number on the check.

By Phone:	Telephone transactions may not be used for initial purchases.	Call toll-free 1-888-476-3863 to initiate an electronic transfer. Pre- established bank account information will be required.
By Wire:

Prior to the wire purchase you must call 1-888-476-3863 for an investor account number.  At the same time you must also complete a New Account Application, or IRA Application if applicable. As soon as possible after wiring the money, send the Application to the Global IPO Fund.

Follow the instructions at the left. Please note that wires may be rejected if they do contain an investor account number.
By Internet:	You may open an account through the Global IPO Fund’s web site www.renaissancecapital.com. Please read the section entitled, “How to Invest Online” for more complete information about this feature.

You can purchase shares in an existing account through the Global IPO Fund’s web site www. renaissancecapital.com. To establish Internet transaction privileges, you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on the New Account Application or IRA Application.

Purchases by Mail. The New Account Application or IRA Application, if properly filled out and accompanied by a check made payable to the Global IPO Fund, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading (generally 4:00 p.m. Eastern Time) on the New York Stock Exchange, your shares will be purchased at the net asset value calculated at the close of regular trading on that day. If received after that time, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

14

Purchases through Financial Service Agents.  If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or fees that may be different from those described in this Prospectus.  Certain Financial Service Agents may receive compensation from the Fund. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Financial Services Agent receives your request in good order. The Financial Service Agent must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day from the date of the trade.

Purchases by Telephone.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions.  Telephone transactions may not be used for initial purchases. Your account must already have banking information established prior to initiating telephone transactions.  Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Transfer Agent receives your request in good order.  Most telephone transactions are completed within three business days after you call to place the order.  To preserve flexibility, the Fund may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although currently, the Fund does not expect to charge a fee.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, the Fund will not be liable for any loss, cost or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption.  As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow such procedure(s).

Purchases by Wire.  Prior to the wire purchase you must call 1-888-476-3863 for an investor account number.  At the same time you must also complete a New Account Application, or IRA Application if applicable. As soon as possible after wiring the money, send the Application to the Global IPO Fund. The Fund must receive a properly completed Application to establish transaction privileges. If the Fund does not receive your original Application, it may delay payment of redemption proceeds and withhold taxes. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases by Internet.  For complete information regarding Internet transactions, please see the section entitled “How to Invest Online” at  www.renaissancecapital.com.

Anti-Money Laundering and Customer Identification Programs.  The USA PATRIOT Act requires financial institutions, including the  Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.  The Fund reserves the right to request such information as is necessary to verify the identity of a prospective investor.  In the event of delay or

15

failure by a prospective investor to produce any information required for verification purposes, the Fund may refuse to accept the subscription and any monies relating thereto.

Automatic Investment Plan.  The Fund offers an Automatic Investment Plan whereby an investor may automatically purchase shares of the Fund on a monthly or quarterly basis ($100 minimum per transaction).  Applications to establish the Automatic Investment Plan are available from the Fund. The minimum initial investment to open a Fund account is reduced to $1,000 when a monthly Automatic Investment Plan is also established.

Retirement Plans.  The Fund offers various tax-sheltered retirement plans that allow investors to invest for retirement and to shelter some of their income from taxes.  Application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available from the Transfer Agent of the Fund upon request.  These Retirement Plans include Individual Retirement Accounts (“IRAs”), Roth IRAs, Rollover IRAs and SEP IRAs.

Minimum Account Balance.  The Fund reserves the right to redeem shares held in any account at its option upon sixty days written notice if the value of the account falls below $500 for reasons other than market conditions and remains so during the notice period.

REDEEMING FUND SHARES

You may sell (redeem) your shares at any time.  A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held 90 days or fewer that are being redeemed.  There is no redemption fee for the sale of shares held longer than 90 days. The redemption fee will not apply to (i) shares representing the reinvestment of dividends and capital gains distributions; (ii)  certain types of redemptions and exchanges of the Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing; (iv) redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or (vi) other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

Reinvested distributions will be sold first without a fee. The redemption fee will be applied on a share-by-share basis using the “first shares in, first shares out” method. Therefore, the oldest shares are considered to have been sold first.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in the Fund’s asset levels and cash flow caused by short-term shareholder trading.  Any excess fee proceeds will be added to the Fund’s income.

Ordinarily, the Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed request.  However, the right of redemption may be suspended or payment may be postponed under unusual circumstances such as when trading on the New York Stock Exchange is restricted.  Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received has cleared, which may take up to 10 calendar days from the purchase date.

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Payment of the redemption proceeds for shares of the Fund where an investor requests wire payment will normally be made in federal funds on the next business day. Written instructions to change or add a wire address require that signatures for all account holders be guaranteed. The Transfer Agent will wire redemption proceeds only to the bank and account designated on the New Account Application or IRA Application or in written instructions subsequently received by the Transfer Agent, and only if it is a commercial bank and a member of the Federal Reserve System. The Transfer Agent currently charges a $10 fee for each payment made by wire of redemption proceeds, which will be deducted from the investor’s proceeds.

Procedures for Redeeming Fund Shares.  You may request the sale of your shares by mail, courier, and telephone or through the Fund’s web site www.renaissancecapital.com, as described below:

via Regular Mail:

The Global IPO Fund

c/o Gemini Fund Services, LLC

PO Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

The Global IPO Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

The selling price of each share being redeemed will be the Fund’s per share net asset value next calculated after receipt of all required documents in good order.  Good order means that the request must include:

•

Your Global IPO Fund account number

•

The number of shares or dollar amount to be sold (redeemed)

•

The signatures of all account owners exactly as they are registered on the account

•

Any required medallion signature guarantees

•

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships

•

In the case of shares being redeemed from an IRA or IRA/SEP Plan, a statement of whether or not federal income tax should be withheld (in the absence of any statement, federal tax will be withheld)

A medallion signature guarantee of each owner is required to redeem shares in the following situations (i) if you change ownership on your account;  (ii) when you want the redemption proceeds sent to a different street or bank address from that registered on the account;  (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to your bank; and (v) if a change of address request has been received by the Fund or the Transfer Agent within the last 30 days. In addition, medallion signature guarantees are required for all redemptions in excess of $50,000 from any shareholder account.

Medallion signature guarantees are designed to protect both you and the Fund from fraud.  Medallion signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees.

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Redemptions by Telephone.  Shares of the Fund may also be sold by calling the Transfer Agent toll-free at 1-888-476-3863. To use this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s pre-designated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone requests may not be modified or canceled.  The selling price of each share being redeemed will be the Fund’s per share net asset value next calculated after receipt by the Transfer Agent of the telephone redemption request. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Redemptions by Internet.  You may redeem your shares through the Fund’s web site www.renaissancecapital.com.  A redemption request through the website will not be honored if a medallion signature guarantee is required as described above.  Shares from an account in any of the Fund’s tax sheltered retirement plans cannot be redeemed through the Fund’s web site. For complete information regarding Internet transactions, please see the following section entitled “How to Invest Online”.”.

TRANSACTIONS THROUGH WWW.RENAISSANCECAPITAL.COM

You may purchase and redeem Fund shares through the Fund’s web site www.renaissancecapital.com.  To establish Internet transaction privileges you must enroll through the web site.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user’s agreement through the web site in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the web site you must also have ACH instructions on your account.

If you open your account through the web site, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn.  Otherwise, redemption proceeds may be sent to you by check, or, if your account has bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s web site.  The Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site.  Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its Transfer Agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

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DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay dividends from net investment income and net realized capital gains (not offset by capital loss carryovers) on an annual basis in December.  When an investor establishes an account, all distributions will automatically be reinvested in full and fractional shares of the Fund and will be calculated to the nearest 1000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to the investor’s account on such date. No income dividend or capital gain distributions will be paid to shareholders in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading or market timing of Fund shares could harm the Fund and its long-term investors. In an effort to protect shareholders and reduce the possibility of harmful market timing activity, the Fund monitors trading patterns, and reserve the right to take appropriate action as deemed necessary including, but not limited to, refusing to accept purchase orders. Some investors use a variety of strategies to hide their identities and their trading practices by holding shares through financial intermediaries or in omnibus accounts; however, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request. Under no circumstances will the Fund or its Adviser enter into any agreements with any investor or investment adviser to encourage or facilitate market timing in the Fund. The Fund currently imposes a 2% early redemption fee for shares held 90 days or less.  Although the Fund takes steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

TAX CONSEQUENCES

The Fund intends to qualify annually for and elect tax treatment applicable to all regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Because it intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the Fund will be required to pay any federal income taxes.  The Fund would be subject to a 4% excise tax on the portion of its undistributed income if it fails to meet certain annual distribution requirements. The Fund intends to make distributions in a timely manner, and accordingly, does not expect to be subject to taxes.  Shareholders subject to taxation on their income will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from the Fund, even though such amounts are reinvested into shares of the Fund.

At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions that are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital for such a recent purchaser, is subject to taxation.

A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend on several factors, including the shareholder’s tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of the Fund shares on purchase or reinvestment date). Under

19

certain circumstance, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on a sale or redemption of the Fund share will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the date shares are sold or redeemed.

Special Tax Considerations.  The Fund maintains accounts and calculates income in U.S. dollars.  In general, the Fund’s transactions in foreign currency denominated stock and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.

Income received by the Fund from sources within various foreign countries may be subject to foreign income tax and withholding.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.  Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such “pass through” of foreign tax credits.

The Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.”  Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on “excess distributions” received by the Fund or on gain from the disposition of such investments by the Fund.  The Code generally allows Funds to elect to mark to market and recognize gains on such investments at its taxable year-end.  Application of these rules may cause the Fund to recognize income without receiving cash with which to pay dividends or to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.  The Fund will monitor its investments in equity interests in “passive foreign investment companies” to ensure its ability to comply with these distribution requirements.

20

MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

The forgoing is only a general discussion of some of the special tax considerations that may apply to the Fund. Shareholders in the Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

Cost Basis.  For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered."  The Fund and its service providers do not provide tax advice.  You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen the average cost method as its standing (default) tax lot identification method for all shareholders.  A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.  If you choose the average basis method, then regulated investment company shares and/or dividend reinvestment plan shares acquired before January 1, 2012, will also be classified as covered securities and included in the tax information procedures described above.  Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan authorizes annual payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets.  A long-term shareholder should consider that the fees and costs he or she will incur under the Plan may result in the shareholder paying more over time than the equivalent of the maximum front-end sales charges permitted by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Payments for distribution under the Plan shall be used to compensate or reimburse the Fund’s distributor and other broker-dealers for services provided and expenses incurred in connection with the sale of the Fund’s shares, and are not tied to the amount of actual expenses incurred.  Payments for distribution may

21

also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of shares invested in the Fund by customers of these broker-dealers.

FINANCIAL HIGHLIGHTS INFORMATION

This financial highlights table is intended to help you understand the Fund’s financial performance for the five-year period through September 30, 2013.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

Tait, Weller & Baker LLP has audited this information.  Tait, Weller & Baker LLP’s report along with further detail on the Fund’s financial statements are included in the Fund’s annual report to shareholders dated September 30, 2013, which is available upon request.

For a share outstanding throughout each year:

Year ended September 30,

	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.03	$9.83	$11.22	$11.08	$11.14
Net Investment Income (Loss) From Investment Operations	(0.15)**	(0.20)	(0.23)	(0.22)	(0.15)
Net Realized and Unrealized Gain (Loss)	4.72	1.39	(1.17)	0.36	0.09
Total from Investment Operations	4.57	1.19	(1.40)	0.14	(0.06)
Paid-in-Capital From Redemption Fees	0.00*	0.01	0.01	0.00*	0.00*
Net Asset Value, End of Year	$15.60	$11.03	$9.83	$11.22	$11.08
Total Return (1)	41.43%	12.21%	(12.39)%	1.26%	(0.54)%
Net Assets, End of Year (000s)	$53,927	$8,182	$8,112	$9,637	$10,087
Ratio of Net Expenses to Average Net Assets (2)	2.50%	2.50%	2.50%	2.47%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(1.15)%	(1.74)%	(1.87)%	(1.93)%	(1.52)%
Ratio of Expense to Average Net Assets, excluding waivers (2)	3.47%	4.46%	3.91%	4.10%	4.35%
Ratio of Net Investment Income(Loss) to Average Net Assets, excluding waivers (2)	(2.12)%	(3.70)%	(3.28)%	(3.56)%	(3.37)%
Portfolio Turnover Rate	142.01%	127.64%	250.10%	328.40%	227.91%

(1) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(2) The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

* Per share amount represents less than $0.01 per share.

** Per share amounts have been calculated using average shares method.

22

  AN IMPORTANT MESSAGE ABOUT OUR PRIVACY POLICY

FACTS	WHAT DOES THE RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

23

Questions?	Call 203-622-2978 or go to www.renaissancecapital.com

What we do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include: Renaissance Capital LLC and Renaissance Capital Investments, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Renaissance Capital Investments, Inc. Renaissance Capital International, LLC

24

ADDITIONAL INFORMATION

Statement of Additional Information.  The SAI provides a more complete discussion of certain matters contained in this Prospectus and is incorporated by reference, which means that it is considered a part of the Prospectus.

Annual and Semi-Annual Reports.  The annual and semi-annual reports to shareholders contain additional information about the Fund’s investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Obtaining Information.  You may obtain the SAI, annual reports and semi-annual reports without charge by calling toll-free 1-888-476-3863 or by writing to the Global IPO Plus Fund c/o Gemini Fund Services, LLC, PO Box 541150, Omaha, NE 68154-1150.  You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington D.C.  You can call 1-202-942-8090 for information on the operations of the Public Reference Room.  Reports and other information about the Fund are available at the SEC’s Internet site at: http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov.  The SAI, annual report and semi-annual report are also available free of charge at the Adviser’s website, www.renaissancecapital.com..

Transfer and Dividend Disbursing Agent.  Gemini Fund Services, LLC, which has its headquarters at 17605 Wright Street, Suite 2, Omaha, NE 681130, serves as the Fund’s Transfer and Dividend Disbursing Agent.

Custodian.  The Bank of New York Mellon, which has its principal custodial address at One Wall Street, 25th Floor, New York, acts as Custodian for the Fund’s investments.

Counsel.  Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-0208, serves as counsel to Renaissance Capital Greenwich Funds.

Independent Registered Public Accounting Firm.   Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as independent registered public accounting firm of Renaissance Capital Greenwich Funds.

Investment Company Act File No. 811-08049

25

The Global IPO Fund

IPOSX

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2014

The Global IPO Fund (the “Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds” or the “Trust”), a Delaware business trust, operating as a diversified, open-end investment company. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the prospectus and should be read in conjunction with the prospectus for the Fund also dated January 31, 2014 (the “Prospectus”). A Prospectus may be obtained without charge by writing The Global IPO Fund, c/o Gemini Fund Services LLC, P.O. Box 541150, Omaha, NE 68154-1150, or by calling toll free at 1-888-476-3863.

The financial statements and Report of Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2013 are contained in the Fund’s Annual Report to Shareholders (the “Annual Report”) and are hereby incorporated by reference into this SAI.

TABLE OF CONTENTS

FUND HISTORY	2
INVESTMENT STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	8
TEMPORARY DEFENSIVE POSITION	9
PORTFOLIO HOLDINGS	9
MANAGEMENT OF THE GLOBAL IPO FUND	10
COMMITTEES	12
COMPENSATION TABLE	12
SHARE OWNERSHIP IN THE GLOBAL IPO FUND	13
CODE OF ETHICS	13
PROXY VOTING POLICIES	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES	14
SHAREHOLDER SERVICES	15
BROKERAGE ARRANGEMENTS	17
PORTFOLIO MANAGER	18
HOW TO BUY SHARES	19
HOW TO REDEEM SHARES	19
VALUATION OF SECURITIES	20
TAXES	20
ADDITIONAL INFORMATION	21
FINANCIAL STATEMENTS	22
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	23

FUND HISTORY

The Global IPO Fund is a series of Renaissance Capital Greenwich Funds, a Delaware business trust organized on January 8, 1997.  The Trust may offer an unlimited number of shares and classes of the Fund.

INVESTMENT STRATEGIES AND RISKS

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Investment Objective, Principal Strategies & Risks”. The Fund is a diversified, open-end management investment company.

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  The Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the Fund sold the security.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  Fund also will incur transaction costs in effecting short sales.  To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

All short sales must be fully collateralized, and the Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 33 1/3% of its net assets.   The Fund may also engage in a technique known as selling short “against the box.” When selling short “against the box,” the Fund will own an equal amount of securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as and in an amount equal to, the securities sold short.  Gain will be recognized as a result of certain constructive sales including short sales against the box.

Securities Lending

For incremental income purposes, the Fund may lend its portfolio securities constituting up to 33 1/3% of its total assets to U.S. or foreign broker-dealers, banks or institutional borrowers of securities which have been rated within the two highest grades assigned by Standard & Poor’s Corporation or Moody’s Investors Service or have been determined by Renaissance Capital, LLC (“Renaissance Capital” or the “Adviser”) to be of comparable quality.  The Adviser is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement.  With the loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities due.  The Fund must receive a minimum of 102% collateral, plus any interest due in the form of cash or U.S. Government securities.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment.

Futures Contracts

The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position.  A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.  The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed.  Brokers may establish deposit requirements which are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund’s ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts.  The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes (as that term is defined in the Commodities Exchange Act) to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  Futures transactions will be limited to the extent necessary to maintain the Fund’s qualification as a regulated investment company.

Renaissance Greenwich Capital Funds, on behalf of the Fund, has undertaken to restrict its futures contract trading as follows: first, the Fund will not engage in transactions in futures contracts for speculative purposes; second, the Fund will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Fund will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading; fourth, the Fund will submit to the CFTC special calls for information.  The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operation.  Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”).  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) containing cash or certain liquid assets equal to the market value of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the notional value of the instruments underlying the futures contracts and are marked to market daily (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are primarily for hedging purposes, the Adviser believes that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Options

The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered Call Options.  The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered Put Options.  The Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options.  The Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

Risks Involved in the Sale of Options.  Options transactions involve certain risks, including the risks that the Adviser will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of the Adviser to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.  As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that Trust and other clients of the Adviser may be considered such a group.  These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.  Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options.  Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot readily be sold within seven days) including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees.  The Adviser, under the supervision of the Board of Trustees, determines the liquidity of the Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.  Restricted securities are securities that cannot be sold to the public without registration under the Securities Act of 1933.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.

The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party.  Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment Company Securities

The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees.

Foreign Securities

Foreign securities in which the Fund may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities and will invest in a minimum of three countries. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries.

Foreign Securities Risk

The Fund may invest an unlimited amount of its net assets in foreign securities and will invest in a minimum of three countries.  These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as Qualified Dividend Income (“QDI”).

Borrowing

The Fund may, from time to time, borrow up to 33 1/3% of its total assets from banks at prevailing interest rates for temporary or emergency purposes and investing in additional securities.  The Fund’s borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings.  Should the Fund, for any reason, have borrowings that do not meet the above test then, within three days excluding Saturdays, Sundays and holidays,, the Fund must reduce such borrowings so as to meet the necessary test.  Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so.  Gains made with additional funds borrowed will generally cause the net value of the Fund’s shares to rise faster than could be the case without borrowings.  Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund could decrease faster than if there had been no borrowings.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions and policies relating to the investment of the assets of the Fund and its activities.  These are fundamental restrictions and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

The Fund may not:

1.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3.  Issue any senior security except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940, as amended, (the “1940 Act”) or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and  (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

4. Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

5.  Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of restricted securities.

6. With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

7.  Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.  For example, in the utilities category, the industry shall be determined according to the service provided, and thus gas, electric, water and telephone will be considered as separate industries.

TEMPORARY DEFENSIVE POSITION

When the Adviser deems market or economic conditions to be unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash or high quality money market instruments, such as short-term U.S. government obligations, commercial paper, or repurchase agreements, seeking to protect its assets until conditions stabilize.

PORTFOLIO HOLDINGS

Statutory Portfolio Holdings Disclosure.   As required by Section 30 of the 1940 Act, the Trust mails to shareholders its annual and semi-annual reports within 60 days after the end of said periods.  Such reports, which contain, among other items, a list of the Fund’s portfolio holdings, are filed with the SEC electronically on Form N-CSR within 10 days of mailing.  In addition, Form N-Q, which contains a list of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters, is filed electronically with the SEC within 60 days after the end of said periods.  The Fund does not disclose its portfolio holdings except that the Trust makes the Fund’s portfolio holdings available on its website shortly after Form N-CSR is filed with the SEC.

Voluntary Portfolio Holdings Disclosure.  Each month, the Trust typically makes an abridged version of the Fund’s portfolio available on its web site.  This information is usually posted between one and three weeks after the portfolio date.

Selective Portfolio Holdings Disclosure.  The Fund has ongoing arrangements for making available information about the Fund’s portfolio holdings to selective categories of third parties for legitimate business purposes and with the understanding that these third parties have a duty of confidentiality, including the duty not to trade on inside information.  This information may be made available on a daily basis. These third parties are the Fund’s: (i) independent registered public accounting firm (currently Tait, Weller & Baker LLP), (ii) custodian (Bank of New York Mellon), administrator, transfer agent and fund accountant (Gemini Fund Services), as well as rating and ranking organizations, such as Lipper, Morningstar and Bloomberg.  The Chief Compliance Officer or senior officers of Renaissance Capital, LLC (the “Adviser” or “Renaissance Capital”) may authorize such selective disclosure of the Fund’s portfolio with oversight by the Board of Trustees.

Protection of Non-Public Information about the Global IPO Fund’s Portfolio.  Renaissance Capital maintains and enforces a Code of Ethics to prevent the misuse of material non-public information.  These policies extend to prohibitions against trading portfolio securities on the basis of material non-public information acquired by the analysts or portfolio managers employed by the investment advisor.  These policies also prohibit potential misuses of non-public information, including the disclosure to third parties of material information about the Fund’s portfolio, its trading strategies, or pending transactions, and the purchase or sale of fund shares by advisory personnel based upon material, non-public information about the Fund’s portfolio.

The Board of Trustees has determined that the selective disclosure of the Fund’s portfolio holdings as described above, not only serves a legitimate business purpose, but also is in the best interests of Fund shareholders. The Fund’s Board of Trustees and Chief Compliance Officer can authorize additional disclosure.

MANAGEMENT OF THE GLOBAL IPO FUND

Overall responsibility for management of the Fund rests with the Trustees who are elected by the shareholders.  The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.

The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below.

Trustees and Officers

Name, Address and Birth Year (a)	Position(s) Held with the Trust	Length of Service (b)	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (c)	Other Directorships Held in the past 5 years
Warren K. Greene* 1936	Independent Trustee	Independent Trustee since December 1997	President– American Investors Fund, LLC (July 2006-Present)	2	EII Realty Securities Trust
Gerald W. Puschel* 1944	Independent Trustee	Independent Trustee since December 1997	Chairman- F. Schumacher & Co.	2	F. Schumacher & Co.
Walter E. Auch, Jr.* 1945	Independent Trustee	Independent Trustee since August 2013	Managing Director- Auch Company L.L.C ..; Senior Vice President- H.J. Sims & Co, Inc.	2	None
Linda R. Killian 1950	Chief Investment Officer, Vice President, Secretary	Since December 1997	Vice President and Director– Renaissance Capital, LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC		None
Kathleen Shelton Smith (d) 1954	Interested Trustee, Chairperson, Vice President, Treasurer and Chief Compliance Officer	Since December 1997	Chairperson, Chief Compliance Officer, Vice President, Treasurer and Secretary – Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC		None
William K. Smith (e) 1951	President	Since December 1997	President, Chief Executive Officer and Director – Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC	None

(a) The address for each Trustee and officer is 165 Mason Street, Greenwich, CT  06830

(b) The term of service for each Trustee is indefinite until a successor is duly elected and qualified.

(c) The Fund Complex consists of the Global IPO Fund and Renaissance IPO ETF, each a series of the Trust.

(d) An “interested person” of the Trust within the meaning of the 1940 Act.  Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

(e) Mr. Smith is the spouse of Kathleen Shelton Smith.

* Member of the Audit Committee

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust.  The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:  Mr. Greene has significant business and financial experience, particularly in the investment management industry, where he has 30 years of experience with trading and markets through his involvement with the American Investors Fund and service as a board member of an investment trust; Mr. Puschel, a past Naval Officer, has over 35 years of business, financial, management and marketing experience, as Chairman and former President of F. Schumacher & Co., a privately-held home furnishings company founded in 1889; Mr. Auch has over 30 years of capital markets origination, investment sales management, financial product marketing and executive development expertise at several major Wall Street firms, an affiliate of NBC and an executive search firm; and Ms. Smith has management and financial expertise, including over 30 years of experience working with initial public offerings as an investment banker and portfolio manager and service as Chairman, Chief Compliance Officer and Treasurer of various businesses of the Adviser, including Renaissance Capital Investments, Inc, and Renaissance Capital International LLC. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Composition and Leadership Structure

The Board of Trustees is comprised of four individuals, one of whom, Ms. Smith, is an “interested person” as defined in the 1940 Act, of the Fund (“Interested Trustees”). The other three Trustees, Messrs. Greene, Puschel and Auch, are not “interested persons” of the Fund (“Independent Trustees”). The Chairperson of the Board of Trustees, Ms. Smith, is an Interested Trustee. The Board of Trustees does not have a lead independent director as it believes that it is beneficial to have a representative of the Fund’s management as its Chairperson. Ms. Smith is also Chairman and Treasurer of the Adviser. Accordingly, the Board of Trustees believes her participation in the deliberations of the Board of Trustees, helps assure that the Board of Trustees’ decisions are informed and appropriate and are accurately communicated to and implemented by the Fund’s management.

The Board of Trustees believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board of Trustees further believes that its structure allows all of the Trustees to participate in the full range of the Board of Trustees’ oversight responsibilities.  The Board of Trustees believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board of Trustees and its committees review their structure regularly to help ensure that such structure remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.  Although the Board of Directors does not have a standing Nomination Committee, the Board will consider nominations of qualified candidates from shareholders to fill vacancies of the Board.

Currently, the Board has an Audit Committee, the responsibilities and members of which are described below.

Committees

The Board of Trustees has appointed a standing Audit Committee comprised solely of the Independent Trustees.  The Audit Committee, among other things, approves professional services provided by the independent auditors and other accounting firms prior to the performance of the services, makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. During the fiscal year ended September 30, 2013 there were two Audit Committee meetings.

Role of the Board of Trustees in Risk Oversight

The Board of Trustees oversees risk management for the Fund directly and, as to certain matters, through the Audit Committee. The Board of Trustees exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including its President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board of Trustees has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and other service providers have also adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board of Trustees receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board of Trustees deems appropriate.

Compensation Table

Each Independent Trustee receives a fee of $500 for each meeting attended and $1000 each quarter.  Officers of the Adviser and Trustees who are interested persons of the Fund do not receive any compensation from the Fund.  The following table sets forth information regarding compensation of Trustees for the fiscal year ended September 30, 2013.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and the Fund Complex (1) Paid to Trustee
Kathleen Shelton Smith, Trustee (2)	None	None	None	None
Warren K. Greene, Trustee	$6,000	None	None	$6,000
Gerald W. Puschel, Trustee	$6,000	None	None	$6,000
Walter E. Auch, Jr., Trustee	$1,500	None	None	$1,500

(1)

The “Fund Complex” consists of the Global IPO Fund and the Renaissance IPO ETF, each a series of the Trust.

(2)

“Interested person” under the 1940 Act.

Share Ownership in the Global IPO Fund

The following table shows each Trustee's ownership in securities of the Fund as of the calendar year ended December 31, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity in Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family
Independent Trustees:
Warren K. Greene	None	None
Gerald W. Puschel	$10,001 - $50,000	$10,001 - $50,000
Walter E. Auch, Jr.	None	None
Interested Trustees:
Kathleen Shelton Smith	over $100,000	over $100,000

CODE OF ETHICS

The Adviser and the Fund have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act, which prevents violations of the anti fraud provisions of the securities laws by forbidding Access Persons from: (i) recommending to or causing the Fund to acquire or dispose of any security in which such Access Person or its affiliate has direct or indirect beneficial ownership without prior written disclosure; (ii) purchasing or selling any security which such person intends to recommend for purchase or sale by the Fund until the Fund has completed all of its intended trades in that security; (iii) acquiring a security in a limited offering or in an IPO without prior written approval from the President of the Trust; and (iv) engaging in a transaction involving securities held or being considered for investment by the Fund (subject to a de minimus exception).

The Code of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The Codes of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, or for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records relating to the Fund’s securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-888-476-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-476-3863 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders of Securities.  As of December 31, 2013, the Fund was aware that the following person(s) or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage Held of Record
Charles Schwab 101 Montgomery Street San Francisco, CA 94104 National Financial Services, LLC One World Financial Center New York, NY 10281 Ameritrade Inc. PO Box 2226 Omaha, NE 68103	30.17% 25.54% 9.41%

As of December 31, 2013, the Trustees and officers as a group owned 7.721% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, Renaissance Capital, LLC is the Fund’s investment adviser (“Renaissance Capital" or the “Adviser”), providing services under the advisory and service contracts.  Renaissance Capital has been a registered investment adviser since August 1994 and it and its predecessor have been operating since September 1991.

The principal executive officers and directors of Renaissance Capital are Kathleen Shelton Smith, Chairman and Treasurer, William K. Smith, President and CEO, and Linda R. Killian, Secretary and Vice President.  Renaissance Capital is wholly owned by the three principals.

The investment advisory agreement between the Fund and Renaissance Capital dated October 10, 1997 provides for an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets during the year.  For the 12-month period ended September 30, 2011, the Adviser was paid $160,101 in management fees and waived $150,298.  For the 12-month period ended September 30, 2012, the Adviser was paid $126,561 in management fees and waived $165,033.  For the 12-month period ended September 30, 2013, the Adviser was paid $191,795 in management fees and waived $121,341.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund.  The Fund pays all other expenses not assumed by the Adviser, including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal, audit and fund accounting expenses, fees and expenses in connection with qualification under federal and state securities laws, and costs of shareholder reports and proxy materials.

It is possible that certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client’s portfolio or in different amounts and at different times for more than one but less than all such clients.  In addition, a particular security may be bought for one or more clients when one of more clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time.  In such an event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order.  In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund.  In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce less expensive brokerage costs.

The officers, directors, employees of the Adviser and its affiliates may from time to time own securities that are also held in the Fund’s portfolio.  The Adviser has adopted a Code of Ethics which requires among other things, duplicate confirms of security transactions for each account and restricting trading in various types of securities to avoid possible conflicts of interest.

The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers, or financings.  In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the “Schedule of Investments” in shareholder reports of the Fund.  As of the date of this Statement of Additional Information, no such agreements exist.

Fund Administration

Under an Administration Agreement dated February 2, 2004 (the “Administration Agreement”), Gemini Fund Services, LLC. (the “Administrator”), located at 80 Arkay Dr., Hauppauge, NY  11788, generally supervises certain operations of the Fund, subject to the over-all authority of the Board of Trustees.

For its services, the Administrator receives a fee on the value of the Fund computed daily and payable monthly, at the annual rate of $25,000 on the first $75 million in average daily net assets, plus six one-hundredths of one percent (0.06%) on the next $100 million of average daily net assets, and 4 one-hundredths of one percent (0.04%) on the balance plus out of pocket expenses.  For the 12-month period ended September 30, 2011, Administration fees paid to the Administrator amounted to $58,204.  For the 12-month period ended September 30, 2012, Administration fees paid to the Administrator amounted to $58,157.  For the 12-month period ended September 30, 2013, Administration fees paid to the Administrator amounted to $58,709.

Fund Accounting

Under an Accounting Agreement dated February 2, 2004 (the “Accounting Agreement”), Gemini Fund Services, LLC, located at 80 Arkay Dr., Hauppauge, NY  11788, generally supervises certain operations of the Fund , subject to the over-all authority of the Board of Trustees.

For its services, the Administrator receives a fee on the value of the Fund computed daily and payable monthly, at the annual rate of $25,000 on the first $75 million in average daily net assets, plus 1 and 1/4 one-hundredths of one percent (0.0125%) on the next $200 million of average daily net assets, and 1 one-hundredths of one percent (0.01%) on next $300 million of average daily net assets, plus 1/4 one-hundredths of one percent (0.0075%) on the balance, plus out of pocket expenses.  Accounting fees for the twelve month periods ended September 30, 2011, 2012 and 2013 are included in the Administration fees listed above.

SHAREHOLDER SERVICES

The Fund has entered into shareholder servicing agreements with certain shareholder servicing agents under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services.  For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.  Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans.  Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services.  Certain shareholder servicing agents may (although they are not required by the Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents. In approving the Distribution Plan (“the Plan”) in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the Independent Trustees, being Trustees who are not “interested persons”, as defined by the 1940 Act, of the Renaissance Capital Funds and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the Independent Trustees.  While the Plan remains in effect, the Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the Independent Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office.  For the 12-month period ended September 30, 2011 the Fund paid $26,683 in shareholder services fees and $26,683 in distribution fees, a portion of which was paid to Renaissance Capital Investments, Inc. (“RCI”) an affiliate of the Adviser.  For the 12-month period ended September 30, 2012 the Fund paid $2,834 in shareholder services fees and $21,093 in distribution fees, a portion of which was paid to Renaissance Capital Investments, Inc. (“RCI”) an affiliate of the Adviser.  For the 12-month period ended September 30, 2013 the Fund paid $31,966 in distribution fees, a portion of which was paid to Renaissance Capital Investments, Inc. (“RCI”) an affiliate of the Adviser.

Distributor

Renaissance Capital Investments, Inc. (“RCI”), an affiliate of the Adviser, acts as principal underwriter/distributor for the Fund.  The purpose of acting as underwriter is to facilitate the registration of the Fund’s shares under state securities laws and to assist in the sale of shares.  RCI is compensated by the Fund for its services to the Fund under a written agreement for such services.  For the fiscal years ended September 30, 2011, 2012 and 2013, RCI received, $33,670, $23,927 and $31,966 respectively, for underwriting/distribution services provided to the Fund.

The following table represents all commissions and other compensation received by the principal underwriter RCI, who is an affiliated person of the Fund, during the fiscal year ended September 30, 2013.

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations
Renaissance Capital Investments, Inc.	$0	$0	$0	$31,966

Transfer Agent

Gemini Fund Services, LLC, which has its headquarters at 17605 Wright Street, Suite 2, Omaha, NE 68130, serves as the Fund’s Transfer and Dividend Disbursing Agent.

Custodian

The Bank of New York Mellon, which has its principal custodial address at One Wall Street, 25th Floor, New York, NY 10286 acts as Custodian for the Fund’s investments. Under the terms of the Custodial Agreement, the Bank of New York Mellon is responsible for the receipt and delivery of the Fund’s securities and cash.  The Bank of New York Mellon does not exercise any supervisory functions over the management of the Fund or the purchase and sale of securities.

In its role as Custody Administrator, Gemini Fund Services, LLC receives an annual fee based upon a percentage of the Fund’s assets, subject to certain minimums, plus certain transactional charges.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund.  They are responsible for performing an audit for the Fund’s year-end financial statements as well as providing accounting and tax advice for the management of the Fund.

BROKERAGE ARRANGEMENTS

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of Adviser, are able to execute them as expeditiously as possible and at the best obtainable price.  Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained.  The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Such services may include but are not limited to information as to the availability of securities for purchase and sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of portfolio securities.  Such allocations will be in such amounts and in such proportions as the Adviser may determine.  A portion of the Fund’s brokerage commissions may be paid to RCI, an affiliate of the Adviser.

The Adviser undertakes that such higher commissions will not be paid by the Fund unless (1) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities to the Fund, (2) such payment is made in compliance with the provisions of Section 28 (e) of the Securities and Exchange Act of 1934 and other applicable state and federal laws, and (3) in the opinion of the Adviser the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the investment advisory agreement are not reduced as a result of the Fund’s receipt of research services. For the 12-month period ended September 30, 2011, the Fund paid $43,354 in brokerage commissions.  For the 12-month period ended September 30, 2012, the Fund paid $48,927 in brokerage commissions.  For the 12-month period ended September 30, 2013, the Fund paid $57,561 in brokerage commissions.

Consistent with both the Rules of Fair Practice of the Financial Industry Regulatory Authority, Inc. and such policies as the Board of Trustees may determine, and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to the Broker/Dealer or any other “affiliated person” be “reasonable and fair” compared to the commissions paid to other brokers in connection with comparable transactions.  The procedures require that Adviser furnish reports to the Trustees with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto.

Section 10(f) of the 1940 Act generally prohibits an investment company from acquiring, during the existence of any underwriting or selling syndicate, any securities the principal underwriter of which is affiliated with the investment company’s investment adviser.  Rule 10f-3, however, permits an investment company to purchase such securities if certain procedures are followed.  These conditions include (i) that the securities to be purchased are part of a registered offering or are municipal securities; (ii) that the securities are purchased at not more than the public offering price; (iii) that the securities are offered pursuant to an underwriting agreement; (iv) that the commissions paid are fair and reasonable; (v) that the securities meet certain qualifications and ratings; (vi) that the amount of securities purchased are limited to up to 25% of the principal amount of the offering; and (vii) that the investment company may not purchase such securities directly or indirectly from certain affiliated persons.  The procedures must be approved and reviewed annually by the Board of Trustees of the investment company.

PORTFOLIO MANAGER

As of the date indicated below, Ms. Killian and Mr. Smith managed the following accounts:

	Other Accounts Managed (As of September 30, 2013)		Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category (a)	Total Assets in Accounts in Category (a)	Number of Accounts in Category	Total Assets in Accounts in Category
Linda R. Killian	Registered investment companies	1	$53 million	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	1	$15 million	0	0
William K. Smith	Registered investment companies	1	$53 million	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	1	$15 million	0	0

(a) On October 16, 2013, the Renaissance IPO ETF was added as an account managed with total assets of $29 million.

Conflicts of Interest

As indicated in the table above, a portfolio manager at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). A portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  The Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

The portfolio managers are paid a fixed salary and a discretionary bonus.

Ownership

The portfolio holdings of Ms. Killian and Mr. Smith as of October 30, 2013 are shown below:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Linda R. Killian
Global IPO Fund				X
Renaissance IPO ETF (a)	X
William K. Smith
Global IPO Fund							X
Renaissance IPO ETF (a)					X

(a) On October 16, 2013, the Renaissance IPO ETF was added as an account managed.

HOW TO BUY SHARES

(See also “Net Asset Value” and “Investing in the Global IPO Fund” in the Global IPO Fund’s Prospectus)

Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order.  The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.  Shares of the Fund may be purchased by various tax-sheltered retirement plans.  Upon request, the Service Agent will provide information regarding eligibility and permissible contributions.  Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the Fund be consistent with the participant’s retirement objectives and time horizon.  Premature withdrawals from a retirement plan may result in adverse tax consequences.  For more complete information, contact the Service Agent at 1-888-476-3853 during New York Stock Exchange business hours.

HOW TO REDEEM SHARES

(See also “Redeeming Global IPO Fund Shares” in the Global IPO Fund’s Prospectus)

A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held 90 days or fewer that are being redeemed.  There is no redemption fee for the sale of shares held longer than 90 days.

The right of redemption may be suspended, or the date of payment postponed by the Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closures, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash.  In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund.  However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving such securities may incur brokerage costs on their sales.

VALUATION OF SECURITIES

For purposes of computing the Fund’s net asset value per share, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the at the mean between the current bid and ask prices.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund’s investment adviser, subject to the review and supervision of the Board of Trustees.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

As indicated in the Prospectus, net asset value for the Fund is determined as of the end of regular trading hours on the New York Stock Exchange  (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open.  The net asset value per share is determined by dividing the market value of the Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s shares outstanding.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.  The Board of Trustees will review the method of valuation on a current basis.  In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased.  This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

TAXES

The Fund intends to qualify each year as a “regulated investment company” under the Subchapter M of Internal Revenue Code of 1986, as amended (the “Code”).  By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains. If the Fund should not so qualify, it would be subject to federal corporate income taxes on its taxable income and gains, and distributions to shareholders would be taxed as ordinary dividends to the extent of the Fund’s earnings and profits.

Distributions of investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income (even though reinvested in additional Fund shares).  Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of the fact that the distribution is received in additional shares of the Fund.  It is expected that dividends will constitute a small portion of the Fund’s gross income.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, an amount equal to 98.2% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Options and futures contracts entered into by the Fund will be subject to special tax rules.  These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses.  As a result, these rules could affect the amount, timing and character of Fund distributions.

A distribution by the Fund will result in a reduction in the Fund’s net asset value per share.  Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investor standpoint, it may constitute a return of capital.  In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive a return of capital on the distribution that nevertheless is taxable to them.  All distributions, even though reinvested in shares, must be reported by each shareholder on his or her federal income tax return. Under the Code, dividends declared by the Fund in October, November and December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.  The Fund intends to pay all dividends during the month of December so that it will not be affected by this rule.

A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund.  The tax consequences of a sale or redemption depend on several factors, including the shareholder’s tax basis in the shares sold or redeemed and the length of time the shares have been held.  Basis in the shares may be the actual cost of those shares (net asset value of the Fund shares on purchase or reinvestment date).  Under certain circumstances, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares.  Moreover, a loss on a sale or redemption of Fund shares will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the date the shares are sold or redeemed.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares.  Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains.  The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such share by the amount of the dividend or distribution.  Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

The Fund is required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his or her social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.  Corporations, other exempt individuals or entities, and foreign individuals that furnish the Fund with proper notification of their foreign status will not be subject to backup withholding.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

ADDITIONAL INFORMATION

Description of Shares

Renaissance Greenwich Capital Funds is a Delaware business trust.  The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value.  The Trust Instrument authorizes the Trustees to divide or re-divide any unissued shares of the Renaissance Greenwich Capital Funds into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment, as described in the Prospectus and this Statement of Additional Information, Renaissance Greenwich Capital Fund’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of Renaissance Greenwich Capital Funds, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Renaissance Greenwich Capital Funds, of any general assets not belonging to any particular fund that are available for distribution.

Shares of Renaissance Greenwich Capital Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of Renaissance Greenwich Capital Funds.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e. persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, Renaissance Greenwich Capital Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of Renaissance Greenwich Capital Funds shall not be liable for the obligations of Renaissance Greenwich Capital Funds.  The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that Renaissance Capital Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Renaissance Greenwich Capital Funds, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of Renaissance Greenwich Capital Funds shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of Renaissance Greenwich Capital Fund’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Declaration of Trust also provides that all persons having any claim against the Trustees or Renaissance Greenwich Capital Funds shall look solely to the assets of Renaissance Greenwich Capital Funds for payment.

FINANCIAL STATEMENTS

The financial statements and Report of Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2013 are contained in the Annual Report, and are hereby incorporated by reference into this SAI.

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

RENAISSANCE CAPITAL, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.

POLICY STATEMENT

Introduction – Renaissance Capital (the “Adviser”) is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Adviser has authority to vote client proxies.  The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.  Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets.  In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy.  In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

Duty to Vote Proxies – The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client.  This may be particularly true in the case of non-U.S. securities.  While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies.  The logistical problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions.  Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Advisor believes its clients will derive by voting on the company's proposal, the Advisor may decide not to attempt to vote at the meeting.

Material Conflicts – The Adviser will vote its clients' proxies in the best interests of its clients and not its own.  In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other.  The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders.  Notwithstanding the above categories, the Adviser understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

The Adviser will vote its clients’ proxies in a pre-determined voting policy involving little discretion on the part of the Adviser.  The Adviser will rely on this pre-determined voting policy to demonstrate that its votes were not products of a conflict of interest.  The Adviser’s Proxy Voting Guidelines are contained in a separate schedule.

II.

ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.

Proxy Review Committee

The Adviser's Proxy Review Committee (the “Committee”) is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

1.

The Committee consists of the officers of the Adviser.

2.

The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

3.

The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Advisor are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

4.

The Committee will appoint a Designated Officer to review and vote proxies.

B.

Operating Procedures

The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

1.

The Designated Officer will review and vote proxies in a timely manner as they are received.  These votes will be compiled for the necessary compliance with proxy voting disclosure requirements.

2.

For all Discretionary Matters, the Designated Officer shall screen the matter and make a determination regarding whether the matter presents a potential material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Adviser's client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Designated Officer shall consider:

(a)  all issuers for which the Adviser or its affiliates manages assets;

(b)  all issuers for which the Adviser or its affiliates administers employee benefit plans;

(c)  all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;

(d)  any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

(e)  any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

(f)  any employee group for which the Adviser manages money.

If the Designated Officer determines that a potential conflict exists, the Designated Officer will report this conflict to the Committee and to the Board of the Renaissance Capital Greenwich Funds (“Fund”), if it involves proxies for shares held in the Fund.  In the event of a conflict, the Designated Officer will vote in accordance with the Adviser’s Proxy Voting Guidelines.  If the Guidelines do not address the particular proxy matter, the Designated Officer will consult with at least one of the Fund’s independent trustees.

3.

The Designated Officer shall present each meeting of the Committee with:  (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; The Committee shall meet annually to review proxies voted.

4.

Directed Matters will be voted in accordance with the instructions of the client.

5.

The Designated Officer shall insure that proxies are voted in accordance with these Procedures and Policies.

6.

The Designated Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

III.

CLIENT DISCLOSURE POLICIES

The Adviser will disclose the Policies and Procedures to its clients.  The Adviser's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Advisor's policies and procedures. The Advisor's proxy voting disclosure will be provided to new clients along with the Adviser's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Designated Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Adviser.

IV.

RECORDKEEPING REQUIREMENTS

Rule 204-2 under the Advisers Act, as amended, requires that the Advisor retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.  The Adviser will keep all written requests from clients and any written response from the Adviser (to either a written or an oral request).  The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C. OTHER INFORMATION

ITEM 28.

Exhibits

(a)  Amended Certificate of Trust dated October 30, 1997, filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

Delaware Trust Instrument dated February 3, 1997, filed on February 6, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)  Bylaws dated February 3, 1997 are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed on February 6, 1997.

(c)  None.

(d) (1)  Form of Investment Advisory Agreement between the Registrant and Renaissance Capital LLC, filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(d) (2)  Amendment to Investment Advisory Agreement filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(d) (3)  Expense Limitation Agreement and Advisory Fee Waiver between Renaissance Capital L.L.C. and Renaissance Capital Greenwich Funds dated November 15, 2013.   Filed herewith.

(d) (4)  Form of Supervision and Administration Agreement –To be filed by amendment.

(e) (1)  Form of Distribution Agreement between Registrant and Renaissance Capital Investments, Inc. is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(e) (2) Form of Selected Dealer Agreement is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(e) (3)  Distribution Agreement between Foreside Fund Services, LLC and the Registrant on behalf of the Renaissance IPO ETF filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(e) (4)  Form of Participation Agreement with Foreside Fund Services, LLC filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(f)  None.

(g) (1)  Custody Agreement between the Registrant and The Bank of New York is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

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(g) (2)  Form of Custodian Agreement between State Street Bank and Trust Company and the Registrant on behalf of Renaissance IPO ETF filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(h) (1)  Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(h) (2)  Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(h) (3)  Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(h) (4)  Form of Administration Agreement between State Street Bank and Trust Company and the Registrant on behalf of the Renaissance IPO ETF filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(h) (5)  Form of Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Registrant on behalf of the Renaissance IPO ETF filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(i)  Opinion of Kramer Levin Naftalis & Frankel LLP , is filed in Pre-Effective Amendment No. 2 on December 18, 1997 and is incorporated herein by this reference.

Opinion of Morris, Nichols, Arsht & Tunnell is filed in Pre-Effective Amendment No. 2 on December 18, 1997 and is incorporated herein by this reference.

(j) (1)  Consent of Kramer, Levin, Naftalis & Frankel is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on January 30, 2002.

(j) (2)  Consent of Tait, Weller & Baker, LLP Independent Auditors .. Filed herewith ..

(k)  None.

(l)  Form of Investment Letter is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(m) (1)  Rule 12b-1 Distribution Plan is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(m) (2)  Amendment to Rule 12b-1 Distribution Plan filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

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(m) (3)  Distribution and Shareholder Serving Plan dated October 6, 1997, as amended and restated November 18, 2011 is filed in Post-Effective Amendment No. 20 on January 27, 2012 and is incorporated herein by this reference.

(n)  None.

(o)  None.

(p) (1)  Form of Code of Ethics is filed in Post-Effective Amendment No. 18 on January 27, 2011 and is incorporated herein by this reference.

(p) (2)  Code of Ethics of NorthStar Financial Services Group, LLC ..  F iled herewith.

Powers of Attorney:  (1) Warren K. Greene and Gerald Puschel filed in Post-Effective Amendment No. 8 on February 18, 2004 and are incorporated herein by this reference. (2) Walter E. Auch, Jr. filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

ITEM 29.  Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30.  Indemnification

Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, incorporated herein as Exhibit 2 hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)  Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)  every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)  the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross

3

negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)  in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)  Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  Business and Other Connections of Investment Adviser

Renaissance Capital LLC, Registrant's investment adviser, is a registered investment adviser providing pre-IPO research to institutional investors and IPO index service to managers of ETFs and structured products.  The directors and officers of Renaissance Capital LLC have held the following

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positions of a substantial nature:

Name	Position with the Adviser	Other Employment
William K. Smith	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director of Renaissance Capital Investments, Inc., the underwriter, and Renaissance Capital International, LLC
Kathleen Shelton Smith	Chairperson, Chief Compliance Officer, Vice President, Treasurer and Secretary	Chairperson, Chief Compliance Officer, Vice President, Treasurer and Secretary of Renaissance Capital Investments, Inc., the underwriter, and Renaissance Capital International, LLC
Linda R. Killian	Vice President and Director	Vice President and Director of Renaissance Capital Investments, Inc., the underwriter, and Renaissance Capital International, LLC

The business address of each of the officers and directors is 165 Mason Street, Greenwich Plaza, Greenwich, CT 06830.

ITEM 32.  Principal Underwriters

I.

THE GLOBAL IPO FUND:

(a)

 Not applicable.

(b)

Renaissance Capital Investments, Inc. serves as underwriter to the Global IPO Fund series of the Registrant.  The following information is provided with respect to each director, officer or partner of the underwriter:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
William K. Smith 165 Mason Street Greenwich, Connecticut 06830	President, Chief Executive Officer and Director	President
Kathleen Shelton Smith 165 Mason Street Greenwich, Connecticut 06830	Chairperson, Chief Compliance Officer, Vice President, Treasurer and Secretary	Interested Trustee, Chairperson, Vice President, Treasurer and Chief Compliance Officer

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Linda R. Killian 165 Mason Street Greenwich, Connecticut 06830	Vice President and Director	Chief Investment Officer, Vice President, Secretary

(c)

Not applicable.

II.

RENAISSANCE IPO ETF:

(a)

Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the Renaissance IPO ETF and the following other investment companies registered under the Investment Company Act of 1940, as amended:

1.

AdvisorShares Trust

2.

American Beacon Funds

3.

American Beacon Select Funds

4.

Avenue Mutual Funds Trust

5.

Bridgeway Funds, Inc.

6.

Broadmark Funds

7.

Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust

8.

Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

9.

Direxion Shares ETF Trust

10.

DundeeWealth Funds

11.

Exchange Traded Concepts Trust II

12.

FlexShares Trust

13.

Forum Funds

14.

Forum Funds II

15.

FQF Trust

16.

FSI Low Beta Absolute Return Fund

17.

Gottex Multi-Alternatives Fund - I

18.

Gottex Multi-Alternatives Fund - II

19.

Gottex Multi-Asset Endowment Fund - I

20.

Gottex Multi-Asset Endowment Fund - II

21.

Henderson Global Funds

22.

Ironwood Institutional Multi-Strategy Fund LLC

23.

Ironwood Multi-Strategy Fund LLC

24.

Liberty Street Horizon Fund, Series of Investment Managers Series Trust

25.

Manor Investment Funds

26.

Nomura Partners Funds, Inc.

27.

Performance Trust Mutual Funds, Series of Trust for Professional Managers

28.

PMC Funds, Series of Trust for Professional Managers

29.

Precidian ETFs Trust

30.

Quaker Investment Trust

31.

RevenueShares ETF Trust

32.

Salient MF Trust

33.

Sound Shore Fund, Inc.

34.

The Roxbury Funds

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35.

Turner Funds

36.

Wintergreen Fund, Inc.

(b)

The following are the Officers and Managers of the Distributor, the Renaissance IPO ETF’s underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

 (c)

Not applicable.

ITEM 33.  Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained for the Global IPO Fund under Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the Rules thereunder are maintained at the offices of the Fund’s transfer agent and administrator, Gemini Fund Services, LLC, located at  17605 Wright Street, Suite 2, Omaha, Nebraska 68130 and 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, respectively.  The majority of the accounts, books and other documents required to be maintained for the Renaissance IPO ETF under Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company located at One Lincoln Street, Boston, Massachusetts 02111.  The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of each Fund’s custodian, as listed under "Investment Advisory and Other Services" in Part B to this Registration Statement.

ITEM 34.  Management Services

Not applicable.

ITEM 35.  Undertakings

Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, a shareholder meeting will be called for the purpose of voting upon the

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removal of a director or directors and that communications with other shareholders will be assisted as provided by Section 16(c) of the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, and the State of Connecticut on this 28th day of January , 2014 ..

RENAISSANCE CAPITAL GREENWICH FUNDS

By:

/s/ William K. Smith ______________

               William K. Smith, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January , 201 4 ..

/s/ William K. Smith________ William K. Smith	President
/s/ Kathleen S. Smith ________ Kathleen Shelton Smith	Vice President, Treasurer, Chief Compliance Officer, Chairperson and Interested Trustee
/s/ Linda R. Killian __________ Linda R. Killian	Vice President, Secretary and Chief Investment Officer
/s/ Warren K. Greene* _______ Warren K. Greene	Independent Trustee
/s/ Gerald W. Puschel* _______ Gerald W. Puschel	Independent Trustee
/s/ Walter E. Auch* _________ Walter E. Auch	Independent Trustee
/s/ Kathleen S. Smith________ By Kathleen Shelton Smith *Attorney In Fact

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EXHIBIT INDEX

Exhibit (d)(3)

Expense Limitation Agreement and Advisory Fee Waiver

Exhibit (j)(2)

Consent of Tait, Weller & Baker LLP

Exhibit (p)(2)

Code of Ethics of NorthStar Financial Services Group, LLC